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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                               ------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 4, 2004
                                                   ----------------------------

                       TriMedia Entertainment Group, Inc.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        000-49865             57-1107699
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(State or Other Jurisdiction             (Commission          (IRS Employer
      of Incorporation)                  File Number)       Identification No.)

1080 N. Delaware Avenue           Philadelphia, Pennnsylvania           19125
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                            (Address of Principal Executive Offices  (Zip Code)

Registrant's telephone number, including area code  (215) 426-5536
                                                  -----------------------------

101 Charles Drive                 Bryn Mawr, PA                        19010
- -------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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 ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF OFFICERS;
            APPOINTMENT OF PRINCIPAL OFFICERS

         On November 4, 2004 we appointed Shawn Taylor as our Chief Financial Officer. There are no family relationships among directors, executive officers, or persons nominated or appointed by us to be directors or executive officers. There are no arrangements or understandings pursuant to which Mr. Taylor was appointed as our Chief Financial Officer and there are no related-party transactions between us.

         On November 4, 2004 we issued a press release announcing Mr. Taylor's appointment and describing his business experience for the last five years, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (C)  EXHIBITS.

         The following exhibit is filed herewith:

         99.1     Press Release dated November 4, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            TRIMEDIA ENTERTAINMENT GROUP, INC.


Date:  November 9, 2004                     By: /s/ Christopher Schwartz
                                                -------------------------------
                                                    Christopher Schwartz
                                                    Chief Executive Officer


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                                  EXHIBIT INDEX



99.1     Press Release dated November 4, 2004.